SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 2005
                                                         ----------------


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-29239                36-3909334
          --------                     ---------                ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                                60601
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02.      Departure of Directors or Principal Officers; Election of
                Directors; Appointment of Principal Officers

         Effective October 31, 2005, Dan Taylor has been elected to serve as a director of the Board of Directors of Inforte Corp. ("Inforte"), filling a vacancy caused by the recent resignation of Dr. Michael Porter from the Board of Directors. Mr. Taylor will be entitled to the same director compensation other Inforte non-executive directors receive, prorated for the portion of year Mr. Taylor serves as an Inforte director. A press release announcing Mr. Taylor's election to Inforte's Board of Directors is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

                  (d)   Exhibits.

                        99.1 Press release announcing election of Dan Taylor to Inforte's Board of Directors








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INFORTE CORP.


November 3, 2005                            By:    /s/ Nick Heyes
                                               ---------------------------------
                                                   Nick Heyes
                                                   Chief Financial Officer







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                                  EXHIBIT INDEX


No.                       Description of Exhibit

99.1 Press release announcing election of Dan Taylor to Inforte's Board of Directors






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